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                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.   20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
     January 13, 2005
     ----------------

                        CREDO Petroleum Corporation
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           (Exact name of registrant as specified in its charter)

           Colorado                   0-8877          84-0772991
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 (State or other jurisdiction       Commission       IRS Employer
       of incorporation)            File Number   Identification No.

1801 Broadway, Suite 900        Denver, Colorado      80202
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number,
including area code:            (303) 297-2200
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Item 5.02 Departure of Principal Officers
         James P. Garrett, Jr. has resigned as Chief Financial officer and has been appointed to the position of Controller of the Company. James T. Huffman has been elected to the position of interim Chief Financial Officer.

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                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CREDO PETROLEUM CORPORATION
                              (Registrant)

Date:  January 18, 2005     By:
                                  -------------------------
                                  James T. Huffman
                                  President